Item 1. Report to Stockholders.




Monetta Trust



Class A Shares
Class C Shares

       Select Technology Fund

       Mid-Cap Equity Fund

       Blue Chip Fund

       Balanced Fund

       Intermediate Bond Fund

Government Money Market Fund


1-800-MONETTA
WWW.MONETTA.COM

the art of investing
Monetta
mutual funds


Annual Report
December 31, 2003

TABLE OF CONTENTS
Performance Highlights
       Monetta Select Technology Fund          4
       Monetta Mid-Cap Equity Fund             6
       Monetta Blue Chip Fund                  8
       Monetta Balanced Fund                   10
       Monetta Intermediate Bond Fund          12
       Monetta Government Money Market Fund    14

Schedule of Investments
       Monetta Select Technology Fund          15
       Monetta Mid-Cap Equity Fund             17
       Monetta Blue Chip Fund                  19
       Monetta Balanced Fund                   20
       Monetta Intermediate Bond Fund          23
       Monetta Government Money Market Fund    25

Financial Statements
       Statements of Assets & Liabilities      26
       Statements of Operations                27
       Statements of Changes in Net Assets     28
       Notes to Financial Statements           30

Independent Auditors' Report                   41

Trustees                                       42

Footnote: Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. Historically, small company stocks and mid-cap company stocks have been more volatile than large company stocks, including the increased risk of price fluctuations.

Excluding the Government Money Market Fund, the Monetta Funds, at the discretion of the Portfolio Manager, may invest in Initial Public Offerings (IPO's) which may significantly impact its performance. Due to the speculative nature of IPO's, there can be no assurance that IPO participation will continue and that IPO's will have a positive effect on funds' performance. For the year ended December 31, 2003, the Funds did not participate in IPO's.

References to individual securities are the views of the Adviser at the date of this report and are subject to change. References are not a recommendation to buy or sell any security. Fund holdings are subject to change.

Participation in a dollar cost averaging plan does not assure a profit and does not protect against a loss in declining markets.

Since indices are unmanaged, it is not possible to invest in them.

Sources for performance data include Lipper, Bloomberg L.P. and Frank Russell Company.

This report must be preceded or accompanied by a Prospectus. The Prospectus contains more complete information about the Monetta Funds, including risks, fees and expenses. Read it carefully before you invest or send money.

Opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Distributor: Quasar Distributors, LLC 02/04.


<Page 2>


Dear Monetta Shareholder:                                   January 21, 2004

After three bearish years, the markets and the economy began to improve in 2003 due to the confluence of a successful military campaign in Iraq, a benign interest rate environment and a moderate economic recovery. Beginning in March 2003, the downward earnings revision pattern for the market bottomed out and started to show signs of improvement.

The markets basically recovered from a very depressed level. Although a gain of almost 29% in the S&P 500 Index was one of the better years of the past century, it still remains considerably below the year 2000 market highs.

The current positive investor sentiment in the equity market reflects an end to the economic slowdown. However, while corporate America has begun to increase capital spending, this has not led to a meaningful increase in payrolls. Acceleration in revenue growth by corporations, coupled with increased hiring, should finally convince investors that the worst of the bear market is behind us and pave the way for an improving market environment.

We believe that the financial markets are more efficient today than at anytime in the past. Markets are driven by rapidly changing investor expectations. Therefore, we feel that a successful long-term investment strategy is to continually monitor and react to sectors and companies that are attracting increasing or decreasing investor interest.

Looking ahead, the primary issues that could affect market sentiment in 2004 include shifts in monetary policy, the war in Iraq, terrorism, federal deficits and the outcome of the presidential election. In addition, numerous unanticipated events can occur that will affect the investment environment. Therefore, we believe that a flexible and active management style will be critical to achieving solid long-term performance.

Regarding the recent mutual fund scandals and corporate misbehavior, we believe that these violations represent a relatively small number of individuals in the industry. The fact that these acts are out in the open, and that regulators are identifying and correcting the problems, improves the long-term viability and trust in corporate America and the investment business.

We realize that there is a multitude of investing choices available today to individual investors. We feel strongly that our differentiated investment philosophy, in which we continually monitor and react to changing investor sentiment, is the right long-term approach.

Thank you for being a fellow shareholder in the Monetta Funds. Your support and confidence is greatly appreciated.

Sincerely,


/s/ Robert S. Bacarella                        /s/ Timothy R. Detloff

Robert S. Bacarella                            Timothy R. Detloff, CPA
President, Founder and Portfolio Manager       Vice-President and Portfolio
Manager


<Page 3>




Monetta Select Technology Fund                    Period ended 12/31/03

Investment Objective:      Market Capitalization:    Total Net Assets:
Capital Appreciation       $38.7 billion             $2.0 million

PERFORMANCE:

                             Average Annual Total Return Without Sales Charge

                                                             Since Inception
                                           1 Year   5 Year   2/1/97
Monetta Select Technology Fund - Class A   52.04%   -4.11%   2.17%
S&P 500*                                   28.67%   -0.57%   6.73%
Merrill Lynch 100 Technology Index*        69.05%   -0.07%   8.11%

*Source Lipper and Bloomberg L.P.


                             Average Annual Total Return With Sales Charge**

                                                             Since Inception
                                           1 Year  5 Year    2/1/97
Monetta Select Technology Fund - Class A   43.30%  -5.24%    1.29%

**Reflects front-end sales charge of 5.75%.

[Mountain Graph Appears Here]

			Merrill
		Select  Lynch	S&P
DATE		Tech	100     500
			Tech

12/96		9,390	10,000	10,000
3/97		8,911	8,579	9,631
6/97		11,099	9,972	11,311
9/97		14,169	12,158	12,158
12/97		13,819	10,770	12,507
3/98		14,982	12,453	14,250
6/98		14,386	13,049	14,723
9/98		11,493	11,609	13,263
12/98		13,431	17,218	16,102
3/99		12,438	19,164	16,904
6/99		14,984	23,253	18,096
9/99		15,104	24,625	16,967
12/99		21,880	40,115	19,490
3/00		24,637	48,980	19,936
6/00		21,961	43,847	19,406
9/00		22,884	42,216	19,217
12/00		17,780	25,646	17,715
3/01		14,779	17,965	15,615
6/01		15,969	20,752	16,529
9/01		11,924	12,266	14,104
12/01		13,808	17,324	15,611
3/02		11,991	16,809	15,640
6/02		8,197	11,669	13,546
9/02		5,969	8,000	11,207
12/02		7,163	10,135	12,151
3/03		7,242	10,117	11,769
6/03		8,807	13,161	13,580
9/03		9,882	14,772	13,940
12/03		10,890	17,112	15,636


Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Select Technology Fund (Class A shares, adjusted for sales charge), the Merrill Lynch 100 Technology Index and the S&P 500 Index with dividends and capital gains reinvested.

The S&P 500 Index is the Standard & Poor's Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The Merrill Lynch 100 Technology Index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and ADR's.

Please refer to footnote at bottom of Page 2.

<Page 4>


PORTFOLIO COMPOSITION

[Pie Chart Appears Here]

Telecommunications		24.9%
Semiconductor Components	23.4%
Software			14.5%
Internet			 9.1%
Computers			 8.0%
Electronics			 8.0%
Semiconductor Equipment		 6.3%
Office/Business Equipment	 1.4%
(A)				 4.4%

(A) Short-term investments net of other assets and liabilities.



TOP 5 EQUITY HOLDINGS:

                                  % of Net Assets

Cisco Systems, Inc.       		3.62%
Intel Corp.               		3.20%
Nortel Networks Corp.     		3.16%
Corning, Inc.              		2.59%
Maxim Integrated Products, Inc.         2.48%

Total Top 5 Equity Holdings            15.05%


COMMENTARY
The Monetta Select Technology Fund posted a return of 52.04% in 2003. The major technology based indices, which include the Merrill Lynch 100 Technology and Goldman Sachs Technology, showed returns of 69.05% and 54.08%, respectively, in 2003. The NASDAQ Index posted a return of 50.01%.

The Fund has posted solid returns versus its peer group over the past 3 years. For the One, Three and Five-year returns, ended December 31, 2003, the fund ranked 170th out of 321 funds, 107th out of 274 funds and 48th out of 87 funds, respectively, in the Lipper* Science and Technology Fund category.

The underperformance versus the Merrill Lynch benchmark in 2003 is due to the Fund having a higher weighting of large technology stocks, which generally under performed small technology stocks, and this Index has a heavier weighting of small technology stocks. The Goldman Sachs Technology Index is weighted more toward large technology stocks and the Fund posted a return that was in line with that index.

The technology sector began 2003 on a continued sour note that began in 2000. However, during the second quarter of 2003 we began to see relatively better earnings guidance from technology companies and the stocks began to reflect this new optimism. Many technology companies are currently giving strong earnings and revenue guidance for the fourth quarter of 2003 and the first quarter of 2004. This is an encouraging sign that the technology "nuclear winter" is over.

A number of stocks posted solid gains in 2003. Among the larger capitalization issues, which performed well, include Cisco Systems, Inc., Intel Corp., and Texas Instruments, Inc. which represented 3.6%, 3.2% and 1.5% of year-end net assets, respectively. Internet companies that registered strong returns were Yahoo! Inc. and Amazon.com, Inc., which represented 2.2% and 1.6% of year-end net assets, respectively. A number of smaller capitalization stocks also showed solid gains. Vitesse Semiconductor, which was sold during the year and Sanmina SCI Corp., which represented 1.9% of net assets on December 31, were among our strongest performing smaller capitalization stocks.

As we stated in our 2003 semi-annual report, we believe technology companies represent a segment of the economy, which should continue to outperform general economic growth. Technology is an area of the economy where the United States has a commanding edge over the rest of the world, and the entrepreneurial spirit continues to thrive. We are encouraged by recent signs, which point to revenue growth returning. We believe that if this is sustained, it should bode well for stock price performance in 2004.

* Lipper is an independent mutual fund research and rating service. Each Lipper average represents a universe of Funds with similar investment objectives. Ranking for the periods are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges.


<Page 5>


Monetta Mid-Cap Equity Fund                     Period ended 12/31/03

Investment Objective:      Market Capitalization:    Total Net Assets:
Capital Appreciation       $5.0 billion              $8.4 million


PERFORMANCE:

                    Average Annual Total Return Without Sales Charge

                                        1 Year  5 Year   10 Year
Monetta Mid-Cap Equity Fund - Class A   46.39%  -4.08%     5.09%
S&P 400 Mid-Cap Index*                  35.62%   9.21%    13.93%

*Source Lipper Analytical Services, Inc.


                     Average Annual Total Return With Sales Charge**

                                        1 Year   5 Year   10 Year
Monetta Mid-Cap Equity Fund - Class A   37.97%   -5.21%     4.47%

**Reflects front-end sales charge of 5.75%.


[Mountain Graph Appears Here]


DATE	MIDCAP	S & P 400

12/93	9,390	10,000
3/94	9,345	9,620
6/94	9,091	9,269
9/94	9,631	9,896
12/94	9,594	9,641
3/95	10,286	10,421
6/95	11,466	11,340
9/95	12,205	12,447
12/95	11,949	12,625
3/96	12,978	13,402
6/96	13,248	13,788
9/96	13,767	14,190
12/96	14,839	15,050
3/97	14,779	14,825
6/97	16,833	17,005
9/97	19,248	19,739
12/97	19,164	19,903
3/98	20,967	22,094
6/98	20,353	21,621
9/98	15,887	18,493
12/98	18,998	23,706
3/99	18,816	22,193
6/99	21,237	25,334
9/99	20,158	23,206
12/99	29,139	27,195
3/00	35,339	30,646
6/00	33,463	29,635
9/00	35,096	33,235
12/00	25,441	31,956
3/01	15,005	28,514
6/01	18,131	32,266
9/01	13,366	26,920
12/01	14,486	31,760
3/02	14,095	33,894
6/02	12,315	30,739
9/02	10,142	25,655
12/02	10,533	27,150
3/03	10,707	25,945
6/03	13,357	30,519
9/03	14,030	32,530
12/03	15,420	36,821

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes. The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Mid-Cap Equity Fund (Class A shares, adjusted for sales charge) to the S&P 400 Mid-Cap Index.

The S&P 400 Mid-Cap Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

Please refer to footnote at bottom of Page 2.


<Page 6>


PORTFOLIO COMPOSITION

[Pie Chart Appears Here]

All Other Industries	37.3%
(A)			 3.0%
Telecommunications	 9.4%
Healthcare-Services	 7.9%
Pharmaceuticals		 7.7%
Internet		 6.3%
Oil & Gas		 6.1%
Semiconductors		 6.0%
Media			 5.9%
Software		 5.3%
Oil & Gas Services	 5.1%

(A) Short-term investments net of other assets and liabilities.


TOP 5 EQUITY HOLDINGS:

                                      % of Net Assets

PeopleSoft, Inc.  			   2.73%
Internet Security Systems, Inc.		   2.25%
Safeway, Inc.    			   2.10%
Univision Communications, Inc. - CL A      1.90%
National Semiconductor Corp.    	   1.89%

Total Top 5 Equity Holdings               10.87%



COMMENTARY
Performance for the Monetta Mid-Cap Equity Fund was up 46.39% for the year ended December 31, 2003. The return compared favorably to its benchmark, the S&P 400 Mid-Cap Index, which appreciated 35.62%. The positive variance to its index was primarily due to the Fund's overweighting in the utility, housing and technology sectors. At year-end, approximately 97% of the portfolio was invested in common stocks with its top ten equity holdings representing 19.74% of net assets.

Throughout the year the fund maintained a fully invested position, shifting aggressively between industry sectors. The largest sector contributors to last year's performance were the technology, financial services and housing sectors.

The Fund was very active throughout the year, realizing gains in Chinadotcom Corporation, Vitesse Semiconductor Corporation, D.R. Horton, Inc., and Lennar Corporation. Weaker performing securities that were sold included UTStarcom Inc., Mirant Corporation and Providian Financial Corporation. These securities were sold primarily due to lower anticipated earnings and growth rates which resulted in poor relative price performance. We were also quick to sell securities that declined to critical technical support levels, especially if down on above average trading volume.
The investment approach was to invest in those sectors and companies that demonstrated increased investor interest as longer-term growth prospects improved. To reduce the risk of a specific company materially impacting fund performance, the average stock position was approximately 2% of the portfolio. At times, certain sectors were significantly over-weighted relative to its benchmark, as we attempted to invest early in an improving sector trend.

We continue to identify and invest in what we believe to be attractive mid-cap company opportunities. Recent purchases included Calpine Corporation, Career Education Corporation, Roto-Rooter, Inc., and Safeway, Inc., representing 1.1%, 1.4%, 1.0%, and 2.1%, respectively, of year-end net assets. Sectors we find particularly attractive include the energy, utilities and technology industries. We are constantly reassessing the Fund's sector and security weightings in a effort to identify and invest in an improving sector trend.

<Page 7>



Monetta Blue Chip Fund                           Period ended 12/31/03

Investment Objective:      Market Capitalization:    Total Net Assets:
Capital Appreciation       $71.9 billion             $2.0 million


PERFORMANCE:
                   Average Annual Total Return Without Sales Charge

                                                    Since Inception
                                  1 Year    5 Year  9/1/95
Monetta Blue Chip Fund - Class A  31.76%   -11.21%   0.39%
S&P 500 Index*                    28.67%    -0.57%  10.30%

*Source Lipper

                   Average Annual Total Return With Sales Charge**

                                                    Since Inception
                                  1 Year    5 Year  9/1/95
Monetta Blue Chip Fund - Class A  24.18%   -12.25%  -0.32%

**Reflects front-end sales charge of 5.75%.

[Mountain Graph Appears Here]


        Blue
	Chip
DATE	Fund	S&P500


9/95	9,390	10,482
12/95	9,929	11,105
3/96	10,652	11,701
6/96	11,196	12,225
9/96	12,079	12,603
12/96	12,728	13,653
3/97	12,998	14,020
6/97	14,668	16,465
9/97	16,276	17,699
12/97	16,120	18,207
3/98	17,290	20,745
6/98	16,904	21,433
9/98	13,297	19,307
12/98	17,569	23,441
3/99	20,222	24,608
6/99	21,478	26,343
9/99	20,995	24,699
12/99	27,054	28,372
3/00	29,886	29,022
6/00	28,404	28,250
9/00	28,188	27,976
12/00	23,010	25,788
3/01	12,725	22,732
6/01	13,386	24,062
9/01	9,291	20,532
12/01	10,599	22,725
3/02	9,967	22,768
6/02	8,293	19,719
9/02	6,871	16,314
12/02	7,361	17,689
3/03	7,140	17,132
6/03	8,578	19,769
9/03	8,625	20,292
12/03	9,699	22,762



Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Blue Chip Fund (Class A shares, adjusted for sales charge) to the S&P 500 Index.

The S&P 500 Index is the Standards & Poor's Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

Please refer to footnote at bottom of Page 2.


<Page 8>



PORTFOLIO COMPOSITION

[Pie Chart Appears Here]

Telecommunications		18.9%
Diversified Financial Services  12.1%
Pharmaceuticals			 9.4%
Semiconductors			 9.7%
Chemicals			 7.2%
Media				 7.0%
Oil & Gas Services		 6.0%
Oil & Gas			 5.0%
All Other Industries		19.7%
(A)				 5.0%

(A) Short-term investments net of other assets and liabilities.


TOP 5 EQUITY HOLDINGS:

                                 % of Net Assets

Cisco Systems, Inc. 		6.18%
Citigroup, Inc.     		3.70%
Time Warner, Inc.   		3.66%
Pfizer, Inc.        		3.59%
Applied Materials, Inc.         3.43%

Total Top 5 Equity Holdings    20.56%


COMMENTARY
The Monetta Blue Chip Fund was up 31.76% for the year ended December 2003. The return compared favorably to its benchmark, S&P 500 Index, which appreciated 28.67% last year. The Fund's positive variance was partly due to the large capitalization technology holdings. At year-end approximately 95% of the portfolio was invested in common stocks, with 31% invested in the technology sector.

Major contributors to last year's performance were Intel Corporation (3.3% of year-end net assets) and Cisco Systems, Inc. (6.2% of year-end net assets) and The Williams Companies, Inc., a natural gas transportation company, which was sold during the year. Kohl's Corporation, which was sold, was the Fund's worst performing stock in 2003 as a result of a weaker consumer-spending outlook leading to poor relative stock performance.

The sector and company weightings are primarily based on an improving fundamental outlook coupled with trend analysis and interpretation of the sustainability of the recent advance. We do not establish price targets but are very aggressive in selling securities that demonstrate a declining trading pattern relative to the market or its sector. This active/defense strategy could lead to high portfolio turnover as we shift between sectors in an attempt to protect and maximize long-term performance.

Recent Fund purchases in the telecom area included Verizon Communications and SBC Communications, both representing 2.7% of year-end net asset value. This sector has lagged the market returns for most of the year. In October, we observed increased investor interest as relative price strength and trading volume began to improve. Although fundamentals have not improved, investors are anticipating improved profitability from cost cutting and better pricing flexibility. We also added to the energy sector, with the purchase of BJ Services Company and Anadarko Petroleum Corporation, representing 2.7% and 2.6%, respectively, of year-end net assets. Fundamentals of these companies showed signs of improvement during the first quarter of 2003 but the improving relative price movement began in the second and third quarter of 2003 primarily due to accelerating drilling permits and higher reserve growth through low risk projects.

The prospects for 2004 will likely be influenced by the sustainability of the economic recovery and the outcome of the presidential election. Currently the outlook is generally constructive, as stock prices reflect expectations of better times ahead.

<Page 9>


Monetta Balanced Fund                                Period ended 12/31/03

Investment Objective:            Market Capitalization:    Average Maturity:
Capital Appreciation/Income      $55.2 billion                6.9 Years

Total Net Assets:
$4.5 million


PERFORMANCE:             Average Annual Total Return Without Sales Charge

                                                           Since Inception
                                        1 Year   5 Year    9/1/95
Monetta Balanced Fund - Class A         19.45%    0.79%     7.52%
S&P 500 Index*                          28.67%   -0.57%    10.30%
Lehman Bros.
Gov't/Credit Bond Index*                 4.67%    6.66%     7.34%

*Source Lipper

                        Average Annual Total Return With Sales Charge**

                                                          Since Inception
                                       1 Year    5 Year   9/1/95
Monetta Balanced Fund - Class A        12.58%    -0.40%    6.76%

**Reflects front-end sales charge of 5.75%.


[Mountain Graph Appears Here]


			Lehman
DATE	Balanced	S&P 500	   Corp/Govt Bond


9/95	9,390		10,482		10,000
12/95	9,968		11,105		10,573
3/96	10,452		11,701		10,326
6/96	11,187		12,225		10,374
9/96	11,782		12,603		10,557
12/96	12,553		13,653		10,880
3/97	12,543		14,020		10,786
6/97	13,749		16,465		11,179
9/97	15,429		17,699		11,570
12/97	15,216		18,207		11,941
3/98	16,264		20,745		12,123
6/98	15,890		21,433		12,351
9/98	14,088		19,307		12,962
12/98	16,529		23,441		12,979
3/99	17,796		24,608		12,823
6/99	18,576		26,343		12,682
9/99	18,173		24,699		12,751
12/99	21,422		28,372		12,698
3/00	23,108		29,022		13,040
6/00	22,553		28,250		13,229
9/00	23,318		27,976		13,609
12/00	20,319		25,788		14,204
3/01	16,432		22,732		14,658
6/01	17,326		24,062		14,702
9/01	15,683		20,532		15,402
12/01	16,794		22,725		15,411
3/02	16,283		22,768		15,339
6/02	14,886		19,719		15,914
9/02	13,733		16,314		16,821
12/02	14,394		17,689		17,112
3/03	14,344		17,132		17,394
6/03	15,877		19,769		18,008
9/03	16,184		20,292		17,916
12/03	17,194		22,762		17,911




Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Balanced Fund (Class A shares, adjusted for sales charge) to the S&P 500 Index and the Lehman Bros. Gov't/Credit Bond Index with dividends and capital gains reinvested.

The Lehman Brothers Gov't/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. government and investment-grade rated corporate bond with 1-30 years remaining until maturity.

The S&P 500 Index is the Standard & Poor's Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

Please refer to footnote at bottom of Page 2.

<Page 10>



PORTFOLIO COMPOSITION
[Pie Chart Appears Here]

Corporate Bonds		21.6%
U.S. Gov't Agencies	 3.5%
(A)			 5.7%
Common Stock		56.7%
Treasury NOtes		12.5%

(A) Short-term investments net of other assets and liabilities.


TOP 5 EQUITY HOLDINGS:
                             % of Net Assets


Cigna Corp.       		 3.18%
CheckFree Corp.    		 3.06%
Intel Corp.        		 2.85%
Smith Int'l, Inc.  		 2.76%
Cisco Systems, Inc. 		 2.69%

Total Top 5 Equity Holdings     14.54%



COMMENTARY

The Monetta Balanced Fund posted a solid 19.45% return in 2003. Throughout the year the Fund maintained a stock/bond mix of approximately 60%/40%. At year-end 56.7% of the portfolio was invested in common stocks.

For most of the year, the Fund's equity investments were biased toward the larger capitalization growth companies versus the small to mid-size companies. Fund performance was favorably impacted by its holdings in the technology, financial and energy sectors. The consumer related and transportation sectors were generally underweighted for most of the year, and proved to be lagging sectors.

The equity strategy is currently to favor the mid and large-cap areas of the market. These areas appear to be benefiting from an improved economic outlook in 2004/2005. We have begun to observe some sector rotation into the oil, telecommunication and healthcare sectors, while the consumer and transportation areas remain under distribution.

Recent purchases in the oil sector included Ensco Int'l, Inc. and Weatherford Int'l, Ltd., representing 1.2% and 1.6%, respectively, of year-end net asset value. The sector appears to be attracting increased investor interest primarily due to higher anticipated day rates and utilization. Additionally, Safeway, Inc. was added to the portfolio, representing 1.5% of year-end net asset value. This major food and drug chain is expected to benefit from more favorable labor contracts and cash flow estimates.

The fixed income portion of the fund was primarily invested in intermediate term treasuries and investment-grade corporates. At year-end, treasuries represented 12.5% of the portfolio while corporates were 21.6%.

Based on interest rate spread analysis and macro economic factors, such as rising commodities prices and a weaker U.S. Dollar, it appears we have entered a period of low interest rate spreads and volatility. Therefore, we believe that curve positioning and credit quality weightings will provide the most attractive sources of excess return. We intend to modestly overweight our holdings in investment grade corporates versus treasuries. We are also diversifying across multiple industry sectors focusing on those likely to benefit from an improving economic recovery while limiting exposure to those areas that may be at historically tight yield levels.

<Page 11>

Monetta Intermediate Bond Fund                        Period ended 12/31/03

Investment Objective:      30-Day SEC Yield:   Average Maturity:
Income                     2.09%               4.8 Years

Total Net Assets:
$19.1 million




PERFORMANCE:           Average Annual Total Return Without Sales Charge

                                               1 Year   5 Year   10 Year
Monetta Intermediate Bond Fund - Class A

Lehman Bros. Intermediate                       3.78%    5.40%     6.39%
Gov't/Credit Bond Index*                        4.31%    6.65%     6.63%
*Source Lipper

                           Average Annual Total Return With Sales Charge**

                                               1 Year   5 Year   10 Year
Monetta Intermediate Bond Fund - Class A       -0.12%    4.59%     5.98%

**Reflects front-end sales charge of 3.75%.

[Mountain Graph Appears Here]

DATE	Monetta 	Lehman
        Intermediate    Int.Corp/Bond
 	Bond Fund


12/93	9,610		10,000
3/94	9,404		9,797
6/94	9,323		9,738
9/94	9,429		9,818
12/94	9,511		9,807
3/95	10,013		10,238
6/95	10,543		10,750
9/95	10,702		10,928
12/95	10,912		11,312
3/96	10,879		11,219
6/96	11,042		11,289
9/96	11,285		11,489
12/96	11,616		11,771
3/97	11,587		11,758
6/97	11,981		12,104
9/97	12,357		12,431
12/97	12,650		12,697
3/98	12,832		12,895
6/98	13,103		13,138
9/98	13,666		13,728
12/98	13,710		13,769
3/99	13,814		13,743
6/99	13,656		13,688
9/99	13,889		13,814
12/99	13,929		13,821
3/00	14,128		14,028
6/00	14,124		14,265
9/00	14,549		14,676
12/00	15,061		15,219
3/01	15,594		15,735
6/01	15,736		15,840
9/01	16,375		16,569
12/01	15,730		16,582
3/02	15,557		16,546
6/02	16,157		17,135
9/02	16,778		17,911
12/02	17,182		18,214
3/03	17,488		18,489
6/03	17,902		18,991
9/03	17,811		18,988
12/03	17,831		18,999


Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost.

Total returns are net of a portion or all of the advisory fees waived by the Adviser. Effective July 1, 2001, the Adviser elected not to waive any portion of the management fee. The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Intermediate Bond Fund (Class A shares, adjusted for sales charge) to the Lehman Bros. Intermediate Government/Credit Bond Index.

The Lehman Brothers Intermediate Government/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. government and investment-grade rated corporate bond with 1-10 years remaining until maturity.

Please refer to footnote at bottom of Page 2.

<Page 12>


PORTFOLIO COMPOSITION
[Pie Chart Appears Here]

U.S. Gov't Agencies	18.0%
(A)			30.8%
Corporate Bonds		51.2%

(A) Short-term investments net of other assets and liabilities.



MATURITY PROFILE:

                    % of Net Assets

1 Year or Less      22.59%
1-3 Years           29.95%
3-6 Years           9.72%
6-10 Years          26.59%
Over 10 Years       11.15%

Total               100.0%


COMMENTARY

The Monetta Intermediate Bond Fund gained 3.78% for the twelve-month period ended December 31, 2003 versus its benchmark, Lehman Brothers Intermediate Gov't/Credit Bond Index return of 4.31%.

Although 2003 will be recalled as a reasonably good year for the global fixed income markets, it was not good enough and signaled the end of the three-year bond return triumph over equities. After two years of idling in neutral, monetary and fiscal stimulus finally shoved global economic growth into forward.

At mid-year, we commented that the Fund had begun 2003 approximately 25% over-weighted in the corporate credit sector versus the benchmark index. However, as spreads began to compress relative to Treasuries during the first six months of the year, the corporate exposure was systematically reduced to a more neutral posture. For the last half of the year, we stayed the course and continued to maintain a more neutral overall credit exposure with an overweighting in utilities, communications, insurance and finance. At the mid-year turn, we felt that the Federal Reserve would remain on an extended policy hold. In July, the spector of higher rates raised its ugly head when the ten-year Treasury yield level jumped 1.3% and produced the worst one-month performance for the bond market in over twenty years. As such, we decided to maintain the current investment strategy until there was some discernible reason for change.

The Fund ended the year with a "AA" quality diversified portfolio and an average maturity of 4.8 years and we do not plan to alter this strategy. Corporate bonds have not only outperformed but rebounded to levels that are historically expensive from some of the cheapest levels ever recorded only a year ago. This has cut the premium for owning investment grade corporates over Treasuries by 60% from a high of 2.25% in October of 2002 to a low of 0.90% at the end of 2003.

What about 2004? The most likely scenario is a continuation of economic strength into the first half of the year as the remaining stimulus from last year's tax cuts support consumer spending through the spring tax season. We will probably see low short-term rates, a steep yield curve, further spread compression between the corporate credit quality sectors versus treasuries, and a decreasing volume of global debt origination. Until we can assess the sustainability of economic growth, the prognosis for the debt market past the first half of 2004 is guarded.

<Page 13>


Monetta Government Money Market Fund                  Period ended 12/31/03

Investment Objective:               7-Day Yield:   Average Days to Maturity:
Income and Capital Preservation         0.49%             34 Days

Total Net Assets:
$3.6 million

Performance:                   Average Annual Total Return

                             1 Year      5 Year       10 Year

Monetta Government
 Money Market Fund          0.56%**      3.25%**      4.16%**
Lipper US Gov't Money
 Market Funds Avg.*         0.46%        3.04%        3.92%

*Source Lipper. Past performance is no guarantee of future results.

**Total returns are net of advisory and distribution fees waived and voluntary absorption of all or part of the Fund's operating expenses by the Advisor. Had fees not been waived, the 7-day SEC yield would have been -0.29%, versus 0.49%, on December 31, 2003. The 7-day yield will vary, and the yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. An investment in the Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government Agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please refer to footnote at bottom of Page 2.


[Mountain Graph Appears Here]

        Monetta
	Gov't Money	Lipper US Gov't
DATE	Market Fund	Money Market Avg.


12/93	10,000		10,000
3/94	10,076		10,067
6/94	10,169		10,149
9/94	10,278		10,247
12/94	10,404		10,366
3/95	10,552		10,503
6/95	10,710		10,647
9/95	10,867		10,788
12/95	11,015		10,928
3/96	11,152		11,061
6/96	11,287		11,192
9/96	11,428		11,328
12/96	11,573		11,465
3/97	11,715		11,600
6/97	11,861		11,743
9/97	12,012		11,890
12/97	12,168		12,039
3/98	12,323		12,187
6/98	12,481		12,339
9/98	12,644		12,492
12/98	12,805		12,635
3/99	12,955		12,770
6/99	13,104		12,907
9/99	13,257		13,053
12/99	13,425		13,213
3/00	13,604		13,384
6/00	13,800		13,571
9/00	14,012		13,775
12/00	14,236		13,984
3/01	14,424		14,165
6/01	14,570		14,308
9/01	14,685		14,422
12/01	14,757		14,493
3/02	14,804		14,543
6/02	14,855		14,593
9/02	14,904		14,637
12/02	14,941		14,673
3/03	14,963		14,700
6/03	14,987		14,722
9/03	15,007		14,735
12/03	15,025		14,871




PORTFOLIO COMPOSITION
[Pie Chart Appears Here]

Federal Home Loan Mortgage Corp.    54.2%
Federal HOme Loan Bank              24.8%
(A) Federal Nat'l Mortgage Assoc.   21.0%

(A) Net of other assets and liabilities.

ALLOCATION:

Government Obligations           102.7%
Other Assets Less Liabilities    (2.7)%
Total                            100.0%



COMMENTARY
The Monetta Government Money Market Fund gained 0.56% for the year ended December 31, 2003. This compared favorably to the Lipper U.S. Government Money Market Funds category, which gained 0.46% for the same period.

The economy ended the year in full throttle as the long-awaited second half recovery materialized in full force. The bond market took its cue from the vigilant Federal Reserve who maintained their accommodative stance on short-term interest rates. Low inflation combined with the jobless nature of the recovery means that the Fed is likely to remain neutral until they feel comfortable that a sustainable business recovery is firmly in place.

The low interest rate environment continues to impact the yields available in the short-term agency and treasury markets. Despite the fact that rates have dropped to their lowest levels in over forty years, there does not appear to be any relief from this dilemma on the horizon. Financial market history suggests a more vigorous, negative response to the acceleration of our economic engines.

However, after experiencing the frustrating lack of response by the economy to massive stimulus over the last three years, the Fed will want to see more than a couple of quarters of solid business strength before sending the signal that a solid recovery is in place. A continuation of 4% or greater GDP will ultimately put pressure on long-term interest rates. The 3.25% difference between the ten-year Treasury and the Federal Funds rate is already historically wide so any anticipation of large increases in interest rates must rely heavily on a change in policy by the Fed. The catalyst for this policy change will undoubtedly be an improvement in the labor market but large productivity increases have kept employment levels weak and consumer price inflation rates low.

The Fund's investment strategy continues to overweight the agency discount note sector versus Treasury bills because of the incremental yield that it provides. We do not anticipate changing the average maturity of the Fund without any discernible directional change by the Fed.

<Page 14>



Schedule of Investments                            December 31, 2003

Monetta Select Technology Fund

COMMON STOCKS - 95.6%
                                             Value
NUMBER OF SHARES                             (In Thousands)
Computers - 8.0%
      *1,000 Dell, Inc.                      $34
       1,000 Electronic Data Systems Corp.    24
      *2,000 EMC Corp.                        26
       1,000 Hewlett-Packard Co.              23
        *500 SanDisk Corp.                    31
      *5,000 Sun Microsystems, Inc.           22
                                             160

Electronics - 8.0%
        *800 Jabil Circuit, Inc.              22
         300 Koninklijke Philips
              Electronics - PHG                9
      *3,000 Sanmina-SCI Corp.                38
       2,000 Symbol Technologies, Inc.        34
      *1,000 Tektronix, Inc.                  32
      *1,200 Vishay Intertechnology, Inc.     27
                                             162
Internet - 9.1%
        *600 Amazon.com, Inc.                 31
      *1,500 Earthlink, Inc.                  15
        *400 eBay, Inc.                       26
      *2,000 Internet Security Systems, Inc.  38
        *800 Symantec Corp.                   28
      *1,000 Yahoo!Inc.                       45
                                             183

Office/Business Equipment - 1.4%
      *2,000  Xerox Corp.                     28

Semiconductor-Electronic Components - 14.7%
      *2,000  Advanced Micro Devices, Inc.    30
      *3,000  Applied Micro Circuits Corp.    18
      *1,000  Broadcom Corp. - CL A           34
       2,000  Intel Corp.                     64
      *1,000  National Semiconductor Corp.    39
      *1,000  NVIDIA Corp.                    23
         700  STMicroelectronics N.V.         19
       1,000  Texas Instruments, Inc.         29
      *1,000  Xilinx, Inc.                    39
                                             295

Semiconductor Components-
  Integrated Circuits - 8.7%
        *700  Analog Devices, Inc.           $32
      *5,000  Atmel Corp.                     30
         800  Linear Technology Corp.         34
       1,000  Maxim Integrated Products, Inc. 50
      *3,000  Taiwan
               Semiconductor - SP ADR         31
                                             177
Semiconductor Equipment - 6.3%
      *1,000  Applied Materials, Inc.         23
      *1,200  ASML Holding N.V.               24
        *400  KLA-Tencor Corp.                24
      *1,000  Lam Research Corp.              32
      *1,000  Teradyne, Inc.                  25
                                             128
Software - 14.5%
      *1,000  BMC Software, Inc.              19
      *1,000  Citrix Systems, Inc.            21
         200  Infosys Technologies
               Ltd-SP ADR                     19
        *500  Intuit, Inc.                    26
      *1,000  Mercury Interactive Corp.       49
       1,500  Microsoft Corp.                 41
      *1,000  PeopleSoft, Inc.                23
         700  SAP AG - SP ADR                 29
      *2,000  Siebel Systems, Inc.            28
      *1,000  VERITAS Software Corp.          37
                                             292
Telecommunications - 24.9%
      *4,000  3COM Corp.                      33
      *5,000  ADC Telecommunications, Inc.    15
      *1,000  Amdocs Ltd.                     23
      *3,000  Cisco Systems, Inc.             73
       5,000  Corning, Inc.                   52
       2,000  Ericsson (LM)
               Telephone - SP ADR             35
      *4,000  JDS Uniphase Corp.              15
        *800  Juniper Networks, Inc.          15
       2,000  Motorola, Inc.                  28
       1,000  Nextel
               Communications, Inc. - CL A    28
       2,000  Nokia Corp. - SP ADR            34
     *15,000  Nortel Networks Corp.           63
         500  Qualcomm, Inc.                  27
       1,000  SBC Communications, Inc.        26
       1,000  Verizon Communications, Inc.    35
                                             502
<Page 15>


Schedule of Investments                    December 31, 2003

Monetta Select Technology Fund (cont'd)


                                             Value
NUMBER OF SHARES                             (In Thousands)

Total Common Stocks                       $1,927
  (Cost $1,536) (a)

VARIABLE DEMAND NOTES - 4.2%
PRINCIPAL AMOUNT
      26,200  American Family
               Financial Services - 0.761%    26
      58,300  Wisconsin Corp. Central
               Credit Union - 0.790%          58
                                              84

Total Investments - 99.8%                  2,011
  (Cost $1,620) (a)

Other Net Assets Less Liabilities - 0.2%       5

Net Assets - 100%                         $2,016


(a) For tax purposes, cost is $1,620, the aggregate gross unrealized appreciation is $420 and aggregate gross unrealized depreciation is $29 resulting in net unrealized appreciation of $391 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

<Page 16>


Schedule of Investments                      December 31, 2003
Monetta Mid-Cap Equity Fund

COMMON STOCKS - 97.0%                         Value
NUMBER OF SHARES                            (In Thousands)
Banks - 1.2%
       1,000 M&T Bank Corp.                    $98

Biotechnology - 3.1%
      *4,000 Biogen Idec, Inc.                 147
      *2,000 Bio-Rad Laboratories,
               Inc. - CL A                     115
                                               262

Chemicals - 1.2%
      10,000 IMC Global, Inc.                   99

Commercial Services - 3.8%
      *6,000 Administaff, Inc.                 104
      *3,000 Career Education Corp.            120
       2,000 Roto-Rooter, Inc.                  92
                                               316

Computers - 1.6%
     *10,000 Perot Systems Corp. - CL A        135

Diversified Financial Services - 4.4%
      *5,000 Ameritrade Holding Corp.           70
      *2,000 CIT Group, Inc.                    72
     *10,000 E*Trade Financial Corp.           127
      20,000 Instinet Group, Inc.              103
                                               372
Electric - 4.5%
      20,000 Calpine Corp.                      96
       7,000 CenterPoint Energy, Inc.           68
      10,000 Enersis SA - SP ADR                74
     *15,000 The AES Corp.                     142
                                               380

Engineering&Construction - 1.6%
      *5,000 Dycom Industries, Inc.            134

Environmental Control - 1.7%
     *10,000 Allied Waste Industries, Inc.     139

Food - 3.7%
      *8,000 Safeway, Inc. 175
      10,000 Tyson Foods, Inc. - CL A          133
                                               308


Healthcare-Services - 7.9%
      *2,000 Anthem, Inc.                     $150
      *4,000 Community Health Systems, Inc.    106
      *5,000 Humana, Inc.                      114
      *4,000 Laboratory Corp. of
               America Holdings                148
      *2,000 Quest Diagnostics, Inc.           146
                                               664
Internet - 6.3%
      *5,000 Digital Insight Corp.             125
     *10,000 Internet Security Systems, Inc.   188
      *8,000 Network Associates, Inc.          120
      *3,000 Sohu.com, Inc.                     90
                                               523

Lodging - 1.2%
      *2,000 Harrah's Entertainment, Inc.      100

Media - 5.9%
       3,000 Cumulus Media, Inc. - CL A         66
     *20,000 Sirius Satellite Radio, Inc.       63
       8,000 The Reader's Digest
               Association, Inc.               117
     *10,000 UnitedGlobalCom, Inc. - CL A       85
      *4,000 Univision Communications,
               Inc. - CL A                     159
                                               490
Metal Fabricate/Hardware - 1.6%
     *10,000 The Shaw Group, Inc.              136

Mining - 1.4%
     *15,000 Kinross Gold Corp.                120

Office/Business Equipment - 1.7%
     *10,000      Xerox Corp.                  138

Oil&Gas - 6.1%
       2,000 Amerada Hess Corp.                106
       4,000 Ensco Int'l, Inc.                 109
      *2,000 Nabors Industries, Ltd.            83
       2,000 Pogo Producing Co.                 97
       4,000 XTO Energy, Inc.                  113
                                               508
<Page 17>

Schedule of Investments                      December 31, 2003
Monetta Mid-Cap Equity Fund (cont'd)

                                              Value
NUMBER OF SHARES                            (In Thousands)

Oil&Gas Services - 5.1%
       4,000 Halliburton Co.                  $104
      *4,000 Oceaneering Int'l, Inc.           112
      *5,000 Varco Int'l, Inc.                 103
      *3,000 Weatherford Int'l Ltd.            108
                                               427

Pharmaceuticals - 7.7%
      *6,000 Andrx Corp.                       144
      *2,000 Express Scripts, Inc.             133
      *6,000 IVAX Corp.                        143
      *3,000 Kos Pharmaceuticals, Inc.         129
      *2,000 Watson Pharmaceuticals, Inc.       92
                                               641

Pipelines - 1.0%
      20,000 Dynegy, Inc. - CLA                 86

Retail - 1.0%
      *1,000 AutoZone, Inc.                     85

Savings&Loans - 1.2%
       2,666 New York Community
               Bancorp, Inc.                   101

Semiconductors - 6.0%
     *10,000 Advanced Micro Devices, Inc.      149
       2,000 Microchip Technology, Inc.         67
      *4,000 National Semiconductor Corp.      158
      *5,000 Teradyne, Inc.                    127
                                               501

Software - 5.3%
       5,000 Autodesk, Inc.                    123
     *10,000 PeopleSoft, Inc.                  228
      *5,000 Red Hat, Inc.                      94
                                               445

Telecommunications - 9.4%
     *10,000 3COM Corp.                        $82
     *10,000 Aeroflex, Inc.                    117
      *4,000 Juniper Networks, Inc.             75
       5,000 Nextel
               Communications, Inc. - CL A     140
     *10,000 Nextel Partners, Inc. - CL A      135
     *20,000 Qwest Communications Int'l, Inc.   86
      *2,000 VimpelCom - SP ADR                147
                                               782

Transportation - 1.4%
       3,000 Expeditors Int'l
               of Washington, Inc.             113

Total Common Stocks                          8,103
  (Cost $7,002) (a)

COMMERCIAL PAPER - 9.6%
PRINCIPAL AMOUNT
     400,000 7-Eleven Corp. - 1.050%
              Due 01/15/04                     400
     400,000 CBA Finance - 1.075%
              Due 01/15/04                     400
                                               800

Total Investments - 106.6%                   8,903
  (Cost $7,802) (a)

Other Net Assets Less Liabilities - (6.6%)    (549)

Net Assets - 100%                           $8,354


(a) For tax purposes, cost is $7,831, the aggregate gross unrealized appreciation is $1,131 and aggregate gross unrealized depreciation is $59 resulting in net unrealized appreciation of $1,072 (in thousands).

See accompanying notes to financial statements.
*Non-income producing security.

<Page 18>


Schedule of Investments                      December 31, 2003
Monetta Blue Chip Fund

COMMON STOCKS - 95.0%
NUMBER OF SHARES                                   Value
                                                (In Thousands)

Auto Manufacturers - 2.7%
       1,000 General Motors Corp.                   $53

Biotechnology - 2.8%
      *1,500 Biogen Idec, Inc.                       55

Chemicals - 7.2%
       1,000 Du Pont (E.I.) de
               Nemours and Co.                       46
       2,000 Electronic Data Systems Corp.           49
       2,000 Hewlett-Packard Co.                     46
                                                    141

Diversified Financial Services - 12.1%
       1,000 American Express Co.                    48
       1,500 Citigroup, Inc.                         73
       1,000 Morgan Stanley                          58
       5,000 Schwab (Charles) Corp.                  59
                                                    238

Forest Products&Paper - 2.2%
       1,000 International Paper Co.                 43

Healthcare-Products - 2.5%
       1,000 Medtronic, Inc.                         49

Insurance - 3.4%
       1,000 American Int'l Group, Inc.              66

Internet - 3.3%
      *1,000 eBay, Inc.                              64

Media - 7.0%
       4,000 Time Warner, Inc.                       72
      *1,500 Viacom, Inc. - CL A                     66
                                                    138

Oil&Gas - 5.0%
       1,000 Anadarko Petroleum Corp.                51
       2,000 Transocean, Inc.                        48
                                                     99

Oil&Gas Services - 6.0%
       2,000 Baker Hughes, Inc.                      64
      *1,500 BJ Services Co.                         54
                                                    118
Pharmaceuticals - 9.4%
      *1,000 Forest Laboratories, Inc.              $62
       2,000 Pfizer, Inc.                            71
       3,000 Schering-Plough Corp.                   52
                                                    185
Retail - 2.8%
      *1,500 Costco Wholesale Corp.                  56

Semiconductors - 9.7%
      *3,000 Applied Materials, Inc.                 67
       2,000 Intel Corp.                             65
       2,000 Texas Instruments, Inc.                 59
                                                    191
Telecommunications - 18.9%
      *5,000 Cisco Systems, Inc.                    121
      *2,500 Juniper Networks, Inc.                  47
       2,000 Nextel Communications,
               Inc. - CL A                           56
     *10,000 Nortel Networks Corp.                   42
       2,000 SBC Communications, Inc.                52
       1,500 Verizon Communications, Inc.            53
                                                    371

Total Common Stocks                               1,867
  (Cost $1,614) (a)

VARIABLE DEMAND NOTES - 5.5%
PRINCIPAL AMOUNT
      34,600 American Family
               Financial Services - 0.761%           35
      72,800 Wisconsin Corp. Central Credit
               Union - 0.790%                        73
                                                    108

Total Investments - 100.5%                        1,975
  (Cost $1,722) (a)

Other Net Assets Less Liabilities - (0.5%)           (9)

Net Assets - 100%                                $1,966

(a) For tax purposes, cost is $1,727, the aggregate gross    unrealized
appreciation is $252 and aggregate gross unrealized depreciation is $4 resulting in net unrealized appreciation of $248 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

<Page 19>



Schedule of Investments                   December 31, 2003
Monetta Balanced Fund

COMMON STOCKS - 56.7%
NUMBER OF SHARES                                 Value
                                            (In Thousands)
Commercial Services - 2.5%
      *5,000 Cendant Corp.                         $111

Diversified Financial Services - 6.8%
       2,000 American Express Co.                    96
       1,500 Citigroup, Inc.                         73
       1,000 Lehman Brothers Holdings, Inc.          77
       5,000 Schwab (Charles) Corp.                  59
                                                    305

Electrical Components&Equipment - 1.4%
       1,000 Emerson Electric Co.                    65


Engineering&Construction - 2.6%
     *10,000 McDermott Int'l, Inc.                  120

Food - 1.5%
      *3,000 Safeway, Inc.                           66

Healthcare-Services - 1.9%
       2,000 HCA, Inc.                               86

Insurance - 4.7%
       1,000 American Int'l Group, Inc.              66
       2,500 Cigna Corp.                            144
                                                    210
Internet - 7.7%
      *1,000 Amazon.com, Inc.                        53
      *5,000 CheckFree Corp.                        138
      *1,000 eBay, Inc.                              65
      *2,000 Yahoo!Inc.                              90
                                                    346

Leisure Time - 1.3%
       1,500 Carnival Corp.                          60

Miscellaneous Manufacturing - 3.7%
       2,000 General Electric Co.                    62
       4,000 Tyco Int'l Ltd.                        106
                                                    168

Oil&Gas - 1.2%
       2,000 Ensco Int'l, Inc.                       54

Oil&Gas Services - 4.4%
      *3,000 Smith Int'l, Inc.                     $124
      *2,000 Weatherford Int'l Ltd.                  72
                                                    196

Pharmaceuticals - 1.5%
       4,000 Schering-Plough Corp.                   70

Pipelines - 0.9%
      10,000 Dynegy, Inc. - CL A                     43

Retail - 2.2%
       4,000 McDonald's Corp.                        99

Semiconductors - 6.2%
      *2,000 Analog Devices, Inc.                    91
     *10,000 Atmel Corp.                             60
       4,000 Intel Corp.                            129
                                                    280

Telecommunications - 6.2%
     *10,000 3COM Corp.                              82
      *5,000 Cisco Systems, Inc.                    121
       3,000 SBC Communications, Inc.                78
                                                    281


Total Common Stocks
  (Cost $2,083) (a)                               2,560

VARIABLE DEMAND NOTES - 5.5%
PRINCIPAL AMOUNT
     118,600 American Family
               Financial Services - 0.761%          119
     128,200 Wisconsin Corp. Central Credit
               Union - 0.790%                       128
                                                    247
<Page 20>

Schedule of Investments                   December 31, 2003
Monetta Balanced Fund (cont'd)


                                                Value
                                            (In Thousands)
TREASURY NOTES - 12.5%
PRINCIPAL AMOUNT

     110,000 U.S. Treasury Note
               3.000% Due 02/29/04                 $110
      80,000 U.S. Treasury Note
               1.750% Due 12/31/04                   81
      65,000 U.S. Treasury Note
               1.500% Due 07/31/05                   65
     130,000 U.S. Treasury Note
               8.125% Due 08/15/19                  176
     115,000 U.S. Treasury Note
               6.500% Due 11/15/26                  135
                                                    567
CORPORATE BONDS - 21.6%
PRINCIPAL AMOUNT

      25,000 National Rural Utilities
              Cooperative Finance Corp.
               5.250% Due 07/15/04                   26
      20,000 Dominion Resources, Inc.
               2.800% Due 02/15/05                   20
      15,000 Ford Motor Credit Co.
               7.500% Due 03/15/05                   16
      25,000 AOL Time Warner, Inc.
               5.625% Due 05/01/05                   26
      10,000 Columbia/HCA, Inc.
               6.910% Due 06/15/05                   11
      20,000 Nisource Finance Corp.
               7.625% Due 11/15/05                   22
      40,000 Citigroup, Inc.
               6.750% Due 12/01/05                   43
      25,000 AT&T Wireless Services, Inc.
               7.350% Due 03/01/06                   27
      25,000 Progress Energy, Inc.
               6.750% Due 03/01/06                   27
      15,000 Pinnacle West Capital Corp.
               6.400% Due 04/01/06                   16
      25,000 Washington Mutual Financial Corp.
               6.250% Due 05/15/06                   27
      25,000 Bank One Corp.
               6.875% Due 08/01/06                   28
      25,000 Countrywide Home Loan
               5.500% Due 08/01/06                   27
      15,000 Firstenergy Corp.
               5.500% Due 11/15/06                   16
      25,000 Wells Fargo & Co.
               5.125% Due 02/15/07                   27
      15,000 General Electric Capital Corp.
               8.625% Due 06/15/08                   18
      25,000 Bank of America Corp.
               5.875% Due 02/15/09                   27
      25,000 Constellation Energy Group
               6.125% Due 09/01/09                   27
      15,000 CILCorp, Inc.
               8.700% Due 10/15/09                   18
      25,000 Duke Energy Corp.
               7.375% Due 03/01/10                   29
      10,000 Deutsche Telekom Int'l Finance
               8.500% Due 06/15/10                   12
      15,000 GE Global Insurance Holdings
               7.500% Due 06/15/10                   17
      20,000 Pemex Finance Ltd.
               9.030% Due 02/15/11                   24
      25,000 Transocean, Inc.
               6.625% Due 04/15/11                   28
      15,000 DPL, Inc.
               6.875% Due 09/01/11                   16
      25,000 Conoco Funding Co.
               6.350% Due 10/15/11                   28
      25,000 Verizon Pennsylvania
               5.650% Due 11/15/11                   26
      25,000 Reinsurance Group of America
               6.750% Due 12/15/11                   27
      50,000 General Motors Acceptance Corp.
               7.000% Due 02/01/12                   54
      50,000 Household Finance Corp.
               7.000% Due 05/15/12                   57
      25,000 Pepco Holdings, Inc.
               6.450% Due 08/15/12                   27
      15,000 TXU Energy Co.
               7.000% Due 03/15/13                   16
      25,000 Province of British Columbia
               4.300% Due 05/30/13                   25
      25,000 Quebec Province
               7.125% Due 02/09/24                   30
      25,000 AIG
               6.900% Due 03/15/32                   28
      60,000 Tennessee Valley Authority
               4.700% Due 07/15/33                   52
      25,000 Royal Bank of Scotland Group PLC
               9.118% Due 03/31/49                   31
                                                    976
<Page 21>

Schedule of Investments                   December 31, 2003
Monetta Balanced Fund (cont'd)


                                                Value
                                            (In Thousands)
U.S. GOVERNMENT AGENCIES - 3.5%
PRINCIPAL AMOUNT

     125,000 Private Export Funding
               6.310% Due 09/30/04                 $130
      25,000 Int'l Bank Reconstruction &  Development
               7.000% Due 01/27/05                   26
                                                    156

Total Investments - 99.8%                         4,506
  (Cost $3,973) (a)

Other Net Assets Less Liabilities - 0.2%             10

Net Assets - 100%                                $4,516


(a) For tax purposes, cost is $3,973, the aggregate gross unrealized appreciation is $549 and aggregate gross unrealized depreciation is $16 resulting in net unrealized appreciation of $533 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

<Page 22>



Schedule of Investments                       December 31, 2003
Monetta Intermediate Bond Fund

CORPORATE BONDS - 51.2%                               VALUE
PRINCIPAL AMOUNT                                 (In Thousands)

       250,000 American Express
                 6.750% Due 06/23/04                $256
       310,000 National Rural Utilities
                Cooperative Finance Corp.
                 5.250% Due 07/15/04                 317
       130,000 Dominion Resources, Inc.
                 2.800% Due 02/15/05                 131
       235,000 Ford Motor Credit Co.
                 7.500% Due 03/15/05                 248
       225,000 AOL Time Warner, Inc.
                 5.625% Due 05/01/05                 236
       150,000 Columbia/HCA, Inc.
                 6.910% Due 06/15/05                 158
       130,000 Nisource Finance Corp.
                 7.625% Due 11/15/05                 142
       250,000 Citigroup, Inc.
                 6.750% Due 12/01/05                 272
       250,000 TCI Communications, Inc.
                 6.875% Due 02/15/06                 271
       225,000 AT&T Wireless Services, Inc.
                 7.350% Due 03/01/06                 246
       225,000 Progress Energy, Inc.
                 6.750% Due 03/01/06                 244
       135,000 Pinnacle West Capital Corp.
                 6.400% Due 04/01/06                 145
       105,000 PSEG Power LLC
                 6.875% Due 04/15/06                 114
       375,000 Washington Mutual Financial Corp.
                 6.250% Due 05/15/06                 407
       250,000 Bank One Corp.
                 6.875% Due 08/01/06                 276
       275,000 Countrywide Home Loan
                 5.500% Due 08/01/06                 294
       135,000 Firstenergy Corp.
                 5.500% Due 11/15/06                 140
       200,000 Sprint Capital Corp.
                 6.000% Due 01/15/07                 214
       265,000 Wells Fargo & Co.
                 5.125% Due 02/15/07                 283
        95,000 AT & T Corp.
                 7.750% Due 03/01/07                 106
       210,000 General Electric Capital Corp.
                 8.625% Due 06/15/08                 252
       420,000 Trains BBB-5-2002
                 6.554% Due 08/15/08                 455
       200,000 Bank of America Corp.
                 5.875% Due 02/15/09                 219
       225,000 Constellation Energy Group
                 6.125% Due 09/01/09                 247
       135,000 CILCorp, Inc.
                 8.700% Due 10/15/09                 163
       225,000 Duke Energy Corp.
                 7.375% Due 03/01/10                 259
       125,000 Deutsche Telekom Int'l Finance
                 8.500% Due 06/15/10                 151
       247,000 GE Global Insurance Holdings
                 7.500% Due 06/15/10                 285
       230,000 Pemex Finance Ltd.
                 9.030% Due 02/15/11                 275
       275,000 Transocean, Inc.
                 6.625% Due 04/15/11                 307
       185,000 DPL, Inc.
                 6.875% Due 09/01/11                 192
       225,000 Conoco Funding Co.
                 6.350% Due 10/15/11                 252
       300,000 Verizon Pennsylvania
                 5.650% Due 11/15/11                 315
       275,000 Reinsurance Group of America
                 6.750% Due 12/15/11                 302
       250,000 General Motors Acceptance Corp.
                 7.000% Due 02/01/12                 269
       225,000 Household Finance Corp.
                 7.000% Due 05/15/12                 257
       225,000 Pepco Holdings, Inc.
                 6.450% Due 08/15/12                 245
       150,000 TXU Energy Co.
                 7.000% Due 03/15/13                 166
       275,000 Province of British Columbia
                 4.300% Due 05/30/13                 271
       300,000 Royal Bank of Scotland
                Group PLC
                 9.118% Due 03/31/49                 375
                                                   9,757

<Page 23>


Schedule of Investments                       December 31, 2003
Monetta Intermediate Bond Fund (cont'd)

U.S. GOVERNMENT AGENCIES- 18.0%                    VALUE
PRINCIPAL AMOUNT                               (In Thousands)

       250,000 HUD Housing and
                Urban Development
                 6.360% Due 08/01/04                $257
     1,475,000 Private Export Funding
                 6.310% Due 09/30/04               1,530
       475,000 Int'l Bank Reconstruction &
                Development
                 7.000% Due 01/27/05                 504
       500,000 Federal National
                Mortgage Association
                 7.250% Due 01/15/10                 590
       500,000 Federal National
                Mortgage Association
                 5.500% Due 03/15/11                 539
                                                   3,420
TREASURY NOTES - 29.3%
PRINCIPAL AMOUNT
       740,000 U.S. Treasury Note
                 3.000% Due 02/29/04                 742
     1,000,000 U.S. Treasury Note
                 2.125% Due 08/31/04               1,007
     1,785,000 U.S. Treasury Note
                 1.750% Due 12/31/04               1,794
     1,515,000 U.S. Treasury Note
                 8.125% Due 08/15/19               2,046
                                                   5,589
VARIABLE DEMAND NOTES - 0.1%
PRINCIPAL AMOUNT
        26,100 Wisconsin Corp.
                Central Credit Union - 0.790%         26

Total Investments - 98.6%                         18,792
  (Cost $18,167) (a)

Other Net Assets Less Liabilities - 1.4%             259

Net Assets - 100%                                $19,051


(a) For tax purposes, cost is $18,199, the aggregate gross unrealized appreciation is $655 and aggregate gross unrealized depreciation is $62 resulting in net unrealized appreciation of $593 (in thousands).

See accompanying notes to financial statements.

Corporate Bonds-Sectors

% of Net Assets

Utilities          	 19.9%
Financials         	 18.2%
Insurance          	  3.1%
Energy              	  2.9%
Banking             	  1.2%
All Other Sectors         5.9%

Total Corporate Bonds    51.2%


<Page 24>



Schedule of Investments                     December 31, 2003
Monetta Government Money Market Fund

FEDERAL HOME LOAN BANK - 24.8%                     VALUE
PRINCIPAL AMOUNT                                 (In Thousands)

       400,000      1.055%, Due 01/30/04       $     400
       500,000      1.030%, Due 02/27/04             499
                                                     899

FEDERAL NATIONAL MORTGAGE ASSOC. - 23.7%
PRINCIPAL AMOUNT
       480,000      1.070%, Due 01/07/04             480
       175,000      1.060%, Due 02/11/04             174
       205,000      1.050%, Due 03/17/04             205
                                                     859

FEDERAL HOME LOAN MORTGAGE CORP. - 54.2%
PRINCIPAL AMOUNT
       665,000      1.050%, Due 01/13/04             674
       415,000      1.060%, Due 01/22/04             414
       215,000      1.040%, Due 02/03/04             215
       675,000      1.040%, Due 02/19/04             665
                                                   1,968

Total Investments - 102.7%                         3,726
  (Cost $3,726) (a)

Other Net Assets Less Liabilities - (2.7%)           (96)

Net Assets - 100%                              $   3,630


(a) Cost identical for book and tax purposes.

See accompanying notes to financial statements.

<Page 25>



STATEMENTS OF ASSETS AND LIABILITIES                    December 31, 2003
(In Thousands, Except Per Share)


                                 Select      Mid-Cap   Blue               Intermediate  Government
                                 Technology  Equity    Chip    Balanced   Bond          Money Market
                                 Fund        Fund      Fund    Fund       Fund          Fund
Assets:
Investments at market value
       (cost:  $1,620; $7,802;
       $1,722; $3,973; $18,167;
       $3,726;)                  $2,011       $8,903   $1,975  $4,506     $18,792       $3,726
Cash                                  3            0        1       0           1            0
Receivables:
       Interest and dividends       (a)            1      (a)      26         270            0
       Investments sold              61            0       53       0           0            0
       Fund shares sold               0            0        0       0         (a)            0
Other assets                          4            4        2       1           5            6

Total Assets                      2,079        8,908    2,031   4,533      19,068        3,732
Liabilities:
Payables:
       Cash overdraft                 0          174        0       4           0           97
       Investment advisory fees
        (Note 2)                      1            6        1       1           5            0
       Distribution and service
        charges payable               1            7        1       2           5            0
       Investments purchased         50          357       52       0           0            0
       Fund shares redeemed           0            0        0       2           0            0
       Accrued expenses              11           10       11       8           7            5

Total Liabilities                    63          554       65      17          17          102

Net Assets                        2,016        8,354    1,966   4,516      19,051        3,630

Analysis of net assets:
Paid in capital (b)               3,487       13,351    5,048   6,089      18,677        3,630
Accumulated undistributed
 net investment
 income (loss)                        0            0        0     (a)           1            0
Accumulated undistributed
 net realized gain (loss)        (1,862)      (6,098)  (3,335) (2,106)       (252)           0
Net unrealized appreciation
 on investments                     391        1,101      253     533         625            0

Net Assets                       $2,016       $8,354   $1,966  $4,516     $19,051       $3,630

NAV Shares
Shares of beneficial
interest outstanding                _            _        _       _          _           3,630
Net Asset Value per share           _            _        _       _          _           $1.00

Class A Shares
Shares of beneficial
interest outstanding                245        1,177      320     439       1,814          _
Net Asset Value per share         $8.21        $7.10    $6.14  $10.27      $10.50          _
Maximum public offering price     $8.71        $7.53    $6.51  $10.90      $10.91          _

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

(b) Each fund of Monetta Trust has an unlimited number of no par value shares of beneficial interest authorized.

<Page 26>


STATEMENTS OF OPERATIONS                                December 31, 2003
(In Thousands)


                                      Select        Mid-Cap      Blue              Intermediate  Government
                                      Technology    Equity       Chip    Balanced     Bond       Money Market
                                      Fund          Fund         Fund    Fund         Fund       Fund
Investment income and
expenses:

Investment income:
 Interest                             $ 1           $  7          $ 1      $ 88      $1,000         $ 43
 Dividend                               5             27           17        17           0            0
 Other Income                          (a)             4           (a)       (a)          0            0

Total investment Income                 6             38           18       105       1,000           43

Expenses:
 Investment advisory fee (Note 2)      14             54           15        18          85           10
 Distribution expense (Note 6)          5             18            5        11          61            4
 Custodial fees and bank cash
  management fee                        2              9            2         3           7            2
 State registration                    13             12           13        13          13           14
  Transfer and shareholder
  servicing agent fee                  48             34           48        28          26           20
 Audit                                  7              8            7         7           7            5
 Legal                                  2              5            1         3          17            3
 Printing                               8              7            9         5           4            2
 Other                                  4              4            4         3           2            1
Total expenses                        103            151          104        91         222           61

Expenses waived/reimbursed             (4)             0           (4)        0           0          (30)

Fees paid indirectly (Note 7)         (21)           (24)         (21)      (17)        (24)         (10)

Expenses net of waived,
 reimbursed expenses and
 fees paid indirectly                  78            127           79        74         198           21

Net investment income (loss)          (72)           (89)         (61)       31         802           22

Realized and unrealized
 gain (loss) on investments:

Realized gain (loss)
 on investments:
Proceeds from sales                 2,375         20,930        5,363     5,700      26,417       21,980
Cost of securities sold             2,275         19,150        5,114     5,539      25,714       21,980

Net realized gain
 (loss) on investments                100          1,780          249       161         703            0

Net unrealized appreciation
 (depreciation) on investments:

Beginning of period                  (365)           115         (121)     (68)       1,244            0
End of period                         391          1,101          253      533          625            0

Net change in net unrealized appreciation
 (depreciation) on investments
 during the period                    756            986          374      601         (619)           0

Net realized and
 unrealized gain
 (loss) on investments                856          2,766          623      762           84            0

Net increase (decrease)
 in net assets
 from operations                     $784         $2,677         $562     $793         $886          $22

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

<Page 27>



Statements of Changes In Net Assets     December 31, 2003
(In Thousands)

                                                     Select                 Mid-Cap
                                                     Technology             Equity
                                                     Fund                   Fund
                                                     2003       2002        2003       2002
From investment activities:
Operations:
  Net investment income (loss)                       $ (72)     $(45)       $ (89)     $(88)
  Net realized gain (loss) on investments              100      (643)       1,780    (1,488)
  Net change in net unrealized
   appreciation (depreciation) on
   investments during the period                       756      (747)         986      (623)

  Net increase (decrease) in
   net assets from operations                          784    (1,435)       2,677    (2,159)
  Distribution from net investment income                0         0            0         0

Increase (decrease) in net assets from investment
  activities                                           784    (1,435)       2,677    (2,159)

From capital transactions
       (Note 3):

       Proceeds from shares sold                       575       434        1,459       533
       Net asset value of shares
        issued through dividend reinvestment             0         0            0         0
       Cost of shares redeemed                        (806)     (604)      (1,322)   (1,289)

Increase (decrease) in net assets
       from capital transactions                      (231)     (170)         137      (756)

Total increase (decrease) in net assets                553    (1,605)       2,814    (2,915)

Net assets at beginning of period                    1,463     3,068        5,540     8,455

Net assets at end of period                         $2,016    $1,463       $8,354    $5,540

Accumulated undistributed  net investment income        $0        $0           $0        $0

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.


<Page 28>




                                                     Blue                             Intermediate          Government
                                                     Chip            Balanced             Bond             Money Market
                                                     Fund              Fund               Fund                 Fund
                                                2003      2002     2003     2002      2003     2002       2003     2002

From investment activities:
Operations:
  Net investment income (loss)                $ (61)     $ (32)    $ 31     $ 73     $ 802  $ 1,234       $ 22     $ 52
  Net realized gain (loss) on investments       249       (596)     161     (390)      703      433          0        0
  Net change in net unrealized
   appreciation (depreciation) on
   investments during the period                374       (255)     601     (545)     (619)     857          0        0

  Net increase (decrease) in
   net assets from operations                   562       (883)     793     (862)      886    2,524         22       52
  Distribution from net investment income         0          0      (32)     (85)     (801)  (1,234)       (22)     (52)

Increase (decrease) in net assets from investment
  activities                                    562       (883)     761     (947)       85    1,290          0        0

From capital transactions
  (Note 3):

  Proceeds from shares sold                     274        343      375      402     3,729    5,389      1,614    2,118
  Net asset value of shares
   issued through dividend reinvestment           0          0       31       84       646    1,000         21       51
  Cost of shares redeemed                      (741)      (612)    (969)  (1,751)  (11,818) (14,127)    (2,080)  (2,261)


Increase (decrease) in net assets
  from capital transactions                    (467)      (269)    (563)  (1,265)   (7,443)  (7,738)      (445)     (92)

Total increase (decrease) in net assets          95     (1,152)     198   (2,212)   (7,358)  (6,448)      (445)     (92)

Net assets at beginning of period             1,871      3,023    4,318    6,530    26,409   32,857      4,075    4,167


Net assets at end of period                  $1,966     $1,871   $4,516   $4,318   $19,051  $26,409     $3,630   $4,075

Accumulated undistributed
 net investment income                           $0         $0      (a)      (a)        $1      (a)         $0       $0

<Page 29>


Notes To Financial Statements                         December 31, 2003

1. SIGNIFICANT ACCOUNTING POLICIES:
Monetta Trust (the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The following funds are series of the Trust:

Select Technology Fund (formerly Small-Cap Fund). The primary objective of this Fund is capital appreciation. The Fund invests at least 80% of its assets in common stocks of technology-related companies. There is no limit on the market capitalization of the companies the Fund may invest in.

Mid-Cap Equity Fund. The primary objective of this Fund is long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies within a market capitalization range of $1 billion to $10 billion.

Blue Chip Fund (formerly Large-Cap Fund). The primary objective of this Fund is to seek long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies with a market capitalization of greater than $10 billion.

Balanced Fund. The objective of this Fund is to seek a favorable total rate of return through capital appreciation and current income consistent with preservation of capital, derived from investing in a portfolio of equity and fixed income securities.

Intermediate Bond Fund. The objective of this Fund is to seek high current income consistent with the preservation of capital by investing primarily in marketable debt securities.

Government Money Market Fund. The primary objective of this Fund is to seek maximum current income consistent with safety of capital and maintenance of liquidity. The Fund invests in U.S. Government securities maturing in thirteen months or less from the date of purchase and repurchase agreements for U.S. Government securities. U.S. Government securities include securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

Each Fund (with the exception of the Government Money Market Fund) offers Class A and Class C shares. However, only Class A shares were available in 2003.

The following is a summary of significant accounting policies followed by the Trust in the preparation of their financial statements in accordance with generally accepted accounting principles:

       (a)   Securities Valuation
Investments are stated at market value based on the last reported sale price on national securities exchanges, or the NASDAQ Market, on the last business day of the period. Listed securities and securities traded on the over-the-counter markets that did not trade on the last business day are valued at the mean between the quoted bid and asked prices. Short-term securities, including all securities held by the Government Money Market Fund, are stated at amortized cost, which is substantially equivalent to market value.

       (b)   Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires the Funds' management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

<Page 30>

Notes To Financial Statements                      December 31, 2003

       (c)   General
Security transactions are accounted for on a trade date basis.
Daily realized gains and losses from security transactions are reported on the first-in, first-out cost basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Bond Discount/Premium is amortized using the interest method.

       (d)   Federal Income Taxes
It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required. It is the Board's intent not to distribute any realized gains until the capital loss carry forwards have been offset or expired.

The funds in the Trust intend to utilize provisions of the federal income tax laws which allow them to carry a realized loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2003, the losses amounted to:


                    Amount of
                    Loss
Fund                Carryforward         Will expire between

Monetta Select
Technology Fund     $1,862,146   December 31, 2009 and December 31, 2011

Monetta Mid-Cap
Equity Fund         $6,069,513   December 31, 2009 and December 31, 2010

Monetta Blue
Chip Fund           $3,330,843   December 31, 2009 and December 31, 2011

Monetta
Balanced Fund       $2,106,372   December 31, 2009 and December 31, 2011

Monetta
Intermediate
Bond Fund           $221,047     December 31, 2009 and December 31, 2010

Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales, post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year, and gains and losses from real estate investment trusts.

       (e)   Distributions of Incomes and Gains
Distributions to shareholders are recorded by the Trust (except for the Government Money Market Fund) on the ex-dividend date. The Government Money Market Fund declares dividends daily and automatically reinvests such dividends daily. Due to inherent differences in the characterization of short-term capital gains under accounting principles generally accepted in the United States of America and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ.

For federal income tax purposes, a net operating loss recognized in the current year cannot be used to offset future year's net investment income. For the year ended December 31, 2003 the Monetta Select Technology Fund, Monetta Mid-Cap Equity Fund and Monetta Blue Chip Fund had net operating losses of $72,431, $89,700 and $61,330, respectively for tax purposes which were reclassified from accumulated undistributed net investment income to capital.

<Page 31>


Notes To Financial Statements                       December 31, 2003

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                               Select    Mid-Cap      Blue             Intermediate  Government
                             Technology   Equity      Chip   Balanced     Bond         Money
                                Fund       Fund       Fund   Fund         Fund       Market Fund
Undistributed Ordinary Income    -          -          -     $230       $1,496       -

The tax character of distributions paid during the calendar year ended December 31, 2003, were as follows:

                               Select     Mid-Cap      Blue             Intermediate  Government
                             Technology   Equity       Chip   Balanced     Bond         Money
                                Fund       Fund        Fund   Fund         Fund       Market Fund
Ordinary Income                  -           -          -     $31,736   $801,526      $21,825

2.     RELATED PARTIES:
Robert S. Bacarella is an officer and director of the Trust and also an officer, director and majority shareholder of the investment adviser, Monetta Financial Services, Inc. (Adviser). For the year ended December 31, 2003, renumerations required to be paid to all interested directors or trustees has been absorbed by the Adviser. Fees paid to outside Directors or Trustees have been absorbed by the respective Funds.

Each Fund pays an investment advisory fee to the Adviser based on that Fund's individual net assets, payable monthly, at the following annual rate:

                                 First $300 million in     Next $200 million in       Net assets over
                                 net assets                       net assets          $500 million

Monetta Select Technology Fund   0.75%  			0.70%  			0.65%
Monetta Mid-Cap Equity Fund      0.75% 				0.70% 			0.65%
Monetta Blue Chip Fund           0.75%  			0.70%  			0.65%

Monetta Balanced Fund                   0.40% of total net assets
Monetta Intermediate Bond Fund          0.35% of total net assets
Monetta Government Money Market Fund*   0.25% of total net assets

From these fees the Adviser pays for all necessary office facilities, equipment and personnel for managing the assets of each fund. In addition, the Adviser pays for all expenses in determining the daily price computations, placement of securities orders and related bookkeeping. Investment advisory fees waived, and 12B-1 fees waived through December 31, 2003, for the Government Money Market Fund, were $9,698, and $3,879, respectively.

Monetta Financial Services, Inc., as of December 31, 2003 owned 15,487 shares or 5.7% of the Select Technology Fund, 29,653 shares or 5.9% of the Balanced Fund and, 8,934 shares or 2.2% of the Blue Chip Fund. Monetta Financial Services, Inc. owns less than 1% of the Mid-Cap Equity Fund, Intermediate Bond Fund and the Government Money Market Fund.

3.     SUB-ADVISER:
Effective December 3, 2001, the Adviser entered into a Sub-Advisory agreement with Ambassador Capital Management LLC to manage the Intermediate Bond Fund, the Government Money Market Fund and the fixed-income portion of the Balanced Fund. The sub-advisory fees paid to Ambassador Capital Management LLC by the Adviser,for Net Assets in excess of $30 million are, Intermediate Bond Fund, 0.10%; Balanced Fund, 0.10% (applies only tothe fixed-income portion of the portfolio); and the Government Money Market Fund, 20% of the fee charged by the Adviser.

<Page 32>


Notes To Financial Statements                         December 31, 2003

4.     CAPITAL STOCK AND SHARE UNITS:
There is an unlimited number of no par value shares of beneficial interest authorized for each series of the Trust.
The following information is for Class A shares. Class C shares were not available in 2003.

                                                                                             Government
                              Select       Mid-Cap                           Intermediate    Money
                              Technology   Equity    Blue Chip    Balanced     Bond          Market
(In Thousands)                Fund         Fund      Fund         Fund         Fund          Fund

2002 Beginning Shares         294          1,268     451          635          3,288        4,167

Shares sold                   57           93        59           42           536          2,118

Shares issued upon
 dividend reinvestment        0            0         0            9            99           51

Shares redeemed               (80)         (218)     (109)        (188)        (1,398)      (2,261)

Net increase (decrease)
 in shares outstanding        (23)         (125)     (50)         (137)        (763)        (92)

2003 Beginning Shares         271          1,143     401          498          2,525        4,075

Shares sold                   83           236       52           39           353          1,614

Shares issued upon
 dividend reinvestment        0            0         0            3            61           22

Shares redeemed               (109)        (202)     (133)        (101)        (1,125)      (2,081)

Net increase (decrease)
 in shares outstanding        (26)         34        (81)         (59)         (711)        (445)

Ending Shares                 245          1,177     320          439          1,814        3,630

5.     PURCHASES AND SALES OF INVESTMENT SECURITIES:
The cost of purchases and proceeds from sales of securities for the year ended December 31, 2003, excluding short-term securities were:
                                                            Proceeds from
             			       Cost of Purchases  Sales of Securities

       Monetta Select Technology Fund  $ 2,024.542        $  2,375,850
       Monetta Mid-Cap Equity Fund      21,142,292          20,930,463
       Monetta Blue Chip Fund            4,884,700           5,363,267
       Monetta Balanced Fund             5,176,629           5,700,233
       Monetta Intermediate Bond Fund   18,149,063          26,417,118

The cost of purchases and proceeds from the sales of government securities included in the preceding numbers were as follows: Balanced Fund, $851,662 and $956,813; and Intermediate Bond Fund, $14,447,591 and $16,761,147.

6.     DISTRIBUTION PLAN:
The Trust and its shareholders have adopted a service and distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Annual fees under the Plan of up to 0.25% for the Select Technology, Mid-Cap, Blue Chip, Balanced, and Intermediate Bond Funds and up to 0.10% for the Government Money Market Fund are accrued daily. The distributor is Quasar Distributors, LLC.


7.     Fees Paid Indirectly:
Various Trust expenses paid for indirectly through directed brokerage agreements (soft dollars), such as legal, audit, tax and printing, for the year ended December 31, 2003, are as follows: Select Technology Fund, $21,369; Mid-Cap Fund, $23,976; Blue Chip Fund, $21,306; Balanced Fund, $17,531; Intermediate Bond Fund, $24,145 and Government Money Market Fund, $9,855. Expenses not specific to a fund are allocated across all the funds as a percent of net assets. Some of these expenses are reported on the Other Expenses line of the Statement of Operations.

<Page 33>


(This Page Is Intentionally Left Blank)


<Page 34>


Notes To Financial Statements                      December 31, 2003

Financial highlights for each fund of the Trust for a share outstanding throughout the period are as follows:

SELECT TECHNOLOGY FUND


Class A shares                   2003         2002          2001         2000        1999
Net asset value
 at beginning
 of period                       $5.398       $10.414       $13.450      $21.831     $13.396

Net investment income (loss)     (0.264)      (0.158)       (0.125)      (0.274)     (0.264)

Net realized and unrealized
 gain (loss)
 on investments                  3.074        (4.858 )      (2.875 )     (4.182 )    8.699

Total from investment
 operations                      2.810        (5.016)       (3.000)      (4.456)     8.435

Less:
 Distributions from net
  investment income              0.000        0.000         0.000        0.000       0.000

 Distributions from
  short-term
  capital gains, net             0.000        0.000         (0.030 )     (3.160 )    0.000

 Distributions from net
  realized gains                 0.000        0.000         (0.006)      (0.765 )    0.000

Total distributions              0.000        0.000         (0.036)      (3.925)     0.000

Net asset value
 at end of period                $8.208       $5.398        $10.414      $13.450     $21.831

Total return (a)                 52.04%       (48.13%)      (22.34%)     (18.74%)    62.91%

Ratios to average net assets:
 Expenses - Net (b)              4.13%        2.50%         2.50%        1.95%       2.36%
 Expenses - Gross (c)            5.49%        5.27%         2.91%        1.95%       2.36%
 Net investment
  income (loss)                  (3.83%)      (2.24%)       (1.10%)       (1.33%)    (1.82%)
 Portfolio turnover              112.8%       104.84%       472.1%       492.6%      265.0%

Net assets($ thousands)          $2,016       $1,463        $3,068       $4,202      $5,332

(a) The total calculation does not reflect the 5.75% front end sales charge on Class A shares.

(b) The net expense ratio is after reimbursed and indirect expenses paid. The expense ratio after reimbursed expenses but before indirect expenses paid would be 4.36%, 3.21% and 2.53% for the years ended December 31, 2003, December 31, 2002 and December 31, 2001, respectively.

(c) Gross Expense Ratio reflects fees paid indirectly.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

<Page 35>


Notes To Financial Statements                            December 31, 2003
MID-CAP EQUITY FUND

Class A shares                  2003         2002          2001         2000        1999
Net asset value
 at beginning
 of period                      $4.849       $6.670        $11.802      $20.355     $13.571

Net investment income (loss)    (0.075)      (0.074 )      (0.056 )     (0.119 )    (0.099)

Net realized and unrealized
 gain (loss)
 on investments                 2.326        (1.747 )      (5.025 )     (2.704 )    7.225

Total from investment
 operations                     2.251        (1.821 )      (5.081 )     (2.823 )    7.126

Less:
 Distributions from net
  investment income             0.000        0.000         0.000        0.000       0.000

 Distributions
  from short-term
  capital gains, net            0.000        0.000         (0.039 )     (4.270 )    (0.342)

 Distributions from net
  realized gains                0.000        0.000         (0.012 )     (1.460 )    0.000

Total distributions             0.000        0.000         (0.051)      (5.730 )    (0.342)

Net asset value
 at end of period               $7.100       $4.849        $6.670       $11.802     $20.355

Total return (a)                46.39%       (27.29%)      (43.05%)     (12.69%)    53.39%

Ratios to average net assets:

 Expenses - Net                 1.78%        1.89%         1.45%        1.21%       1.25%
 Expenses - Gross (b)           2.11%        2.12%         1.58%        1.21%       1.25%
 Net investment income (loss)   (1.25%)      (1.31%)       (0.71%)      (0.56%)     (0.67%)
 Portfolio turnover             315.1%       235.8%        328.3%       194.6%      170.4%

Net assets($ thousands)         $8,354       $5,540        $8,455       $16,284     $19,458

(a) The total calculation does not reflect the 5.75% front end sales charge on Class A shares.


(b) Gross Expense Ratio reflects fees paid indirectly.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.


<Page 36>


Notes To Financial Statements                             December 31, 2003

BLUE CHIP FUND

Class A shares                    2003         2002          2001         2000        1999

Net asset value
 at beginning
 of period                        $4.663       $6.707        $14.610      $20.062     $13.437

Net investment
 income (loss)                    (0.160 )     (0.076 )      (0.154 )     (0.197 )    (0.147)

Net realized and unrealized
 gain (loss) on investments       1.639        (1.968 )      (7.729 )     (2.837 )    7.297

Total from investment
 operations                       1.479        (2.044 )      (7.883 )     (3.034 )    7.150

Less:

 Distributions from net
  investment income               0.000        0.000         0.000        0.000       0.000

 Distributions from
  short-term
  capital gains, net              0.000        0.000         0.000        (0.108)     (0.078)

 Distributions from net
  realized gains                  0.000        0.000         (0.020)      (2.310)     (0.447)

Total distributions               0.000        0.000         (0.020)      (2.418)     (0.525)

Net asset value
 at end of period                 $6.142       $4.663        $6.707       $14.610     $20.062

Total return (a)                  31.76%       (30.55%)      (53.94%)     (14.96%)    53.98%

Ratios to average net assets:

 Expenses - Net (b)               3.90%        2.50%         2.38%        1.61%       1.66%
 Expenses - Gross(c)              5.15%        4.75%         2.72%        1.61%       1.66%
 Net investment income (loss)     (3.01%)      (1.37%)       (1.76%)      (0.99%)     (0.91%)
 Portfolio turnover               252.2%       209.91%       394.1%       155.6%      81.4%

Net assets($ thousands)           $1,966       $1,871        $3,023       $7,399      $9,298

(a) The total calculation does not reflect the 5.75% front end sales charge on Class A shares.

(b) The net expense ratio is after reimbursed and indirect expenses paid. The expense ratio after reimbursed expenses but before indirect expenses paid would be 4.11% and 3.13% for the years ended December 31, 2003 and December 31, 2002, respectively.

(c) Gross Expense Ratio reflects fees paid indirectly.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

<Page 37>


Notes To Financial Statements                         December 31, 2003

BALANCED FUND

Class A shares                  2003         2002          2001         2000        1999
Net asset value
 at beginning
 of period                      $8.660       $10.282       $12.813      $16.268     $14.476

Net investment
 income (loss)                  0.065        0.129         0.279        0.318       0.239

Net realized and unrealized
 gain (loss) on investments     1.617        (1.596 )      (2.504 )     (1.173)     3.741

Total from investment
 operations                     1.682        (1.467 )      (2.225 )     (0.855 )    3.980

Less:

 Distributions from net
  investment income             (0.068 )     (0.155 )      (0.284 )     (0.310 )    (0.265)

 Distributions from short-term
  capital gains, net            0.000        0.000         (0.007 )     (0.850 )    (1.468)

 Distributions from net
  realized gains                0.000        0.000         (0.015 )     (1.440 )    (0.455)

Total distributions             (0.068)      (0.155 )      (0.306 )     (2.600 )    (2.188)


Net asset value
 at end of period               $10.274      $8.660        $10.282      $12.813     $16.268

Total return (a)                19.45%       (14.28%)      (17.34%)     (5.15%)     29.60%

Ratios to average net assets:

 Expenses - Net                 1.66%        1.57%         1.10%        0.96%       0.95%
 Expenses - Gross (b)           2.05%        1.80%         1.23%        0.96%       0.95%
 Net investment income          0.69%        1.39%         2.58%        1.94%       1.55%
 Portfolio turnover             120.6%       131.06%       211.5%       167.4%      71.3%

Net assets($ thousands)         $4,516       $4,318        $6,530       $9,208      $9,449

(a) The total calculation does not reflect the 5.75% front end sales charge on Class A shares.

(b) Gross Expense Ratio reflects fees paid indirectly.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

<Page 38>


Notes To Financial Statements                          December 31, 2003

INTERMEDIATE BOND FUND

Class A shares                 2003         2002          2001         2000       1999

Net asset value at
 beginning of
 period                        $10.461      $9.993        $10.352      $10.244    $10.652

Net investment income          0.349        0.425         0.587        0.691      0.602

Net realized and
 unrealized gain
 (loss) on investments         0.041        0.473         (0.121)      0.102      (0.435)

Total from investment
 operations                    0.390        0.898         0.466        0.793      0.167

Less:
 Distributions from
  net investment
  income                       (0.351)      (0.430)       (0.589)      (0.685)    (0.565)

 Distributions
  from short-term
  capital gains, net           0.000        0.000         (0.163)      0.000      (0.004)

 Distributions from net
  realized gains               0.000        0.000         (0.073)      0.000      (0.006)

Total distributions            (0.351)      (0.430)       (0.825)      (0.685)    (0.575)

Net asset value
 at end of period              $10.500      $10.461       $9.993       $10.352    $10.244

Total return (a)               3.78%        9.24%         4.44%        8.13%      1.60%

Ratios to average net assets:
 Expenses - Net                0.81%        0.76%         0.65%        0.57%      0.54%
 Expenses - Gross(b)           0.91%        0.84%         0.73%        0.69%      0.74%
 Net investment income         3.31%        4.21%         5.57%        6.82%      5.78%
 Portfolio turnover            75.7%        163.91%       263.0%       120.3%     115.2%

Net assets($ thousands)        $19,051      $26,409       $32,857      $25,394    $19,873

(a) The total calculation does not reflect the 3.75% front end sales charge on Class A shares.

(b) Gross Expense Ratio reflects fees paid indirectly and any portion of the management fee waived by the Adviser. Effective July 1, 2001, the Adviser elected not to waive any portion of the management fee.

The per-share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

<Page 39>



Notes To Financial Statements                          December 31, 2003

GOVERNMENT MONEY MARKET FUND

Class A shares                 2003         2002          2001         2000       1999
Net asset value at
 beginning of period           $1.000       $1.000        $1.000       $1.000     $1.000

Net investment income          0.006        0.012         0.036        0.059      0.047

Net realized
 and unrealized gain
 (loss)on investments          0.000        0.000         0.000        0.000      0.000

Total from investment
 operations                    0.006        0.012         0.036        0.059      0.047

Less:
 Distributions from net
  investment income            (0.006)      (0.012)       (0.036)      (0.059)    (0.047)

 Distributions from
  short-term
  capital gains, net           0.000        0.000         0.000        0.000      0.000

 Distributions from
  net realized gains           0.000        0.000         0.000        0.000      0.000

Total distributions            (0.006)      (0.012)       (0.036)      (0.059)    (0.047)

Net asset value
 at end of period              $1.000       $1.000        $1.000       $1.000     $1.000

Total return                   0.56%        1.25%         3.67%        6.03%      4.85%

Ratios to average net assets:

 Expenses - Net(a)             0.56%        0.46%         0.38%        0.40%      0.35%
 Expenses - Gross(b)           1.58%        1.24%         1.09%        0.74%      0.70%
 Net investment income         0.56%        1.24%         3.61%        5.89%      4.71%
 Portfolio turnover            N/A          N/A           N/A          N/A        N/A

Net assets($ thousands)        $3,630       $4,075        $4,167       $4,501     $3,700

(a) The net expense ratio is after reimbursed and indirect expenses paid. For the Government Money Market Fund, the expense ratio after reimbursed expenses but before indirect expenses paid would be 1.32%, 0.64% and 0.88% for the years ended December 31, 2003, December 31, 2002 and December 31, 2001, respectively.

(b) Ratios of expenses and net income adjusted to reflect investment advisory fees and charges of the Trust's custodian and transfer agent assumed by the investment advisor, as well as fees paid indirectly.

The per-share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

<Page 40>


INDEPENDENT AUDITORS' REPORT

The Board of Trustees and the Shareholders of Monetta Trust:

We have audited the accompanying statements of assets and liabilities of Monetta Trust (comprising, respectively, the Select Technology Fund, Mid-Cap Equity Fund, Blue Chip Fund, Balanced Fund, Intermediate Bond Fund, and Government Money Market Fund), including the schedules of investments as of December 31, 2003, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of Monetta Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above presents fairly, in all material respects, the financial position Monetta Trust as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.




/s/ KPMG LLP


Chicago, Illinois
February 9, 2004



<Page 41>


Trustees


Name (age)                       Principal Occupation During Past 5 Years          Other Directorships and
Position(s) Held with Trust                                                        Affiliations

Independent ("disinterested") Trustees
John L. Guy (51)                 Executive Assistant, Wachovia Corp. (formerly     Director Boys & Girls
Trustee since 1993               First Union Nat'l Bank), Business Banking,        Club of Chicago.
                                 General Bank Group, since Nov. 1999;              Director of Monetta Fund,Inc.,
                                 President, Heller Small Business Lending          since 1998.
                                 Corporation (formerly Heller First Capital
                                 Corp.), May 1995 to Nov. 1999.




Marlene Z. Hodges (55)           CFO, Abraham Lincoln Center since March 2003;    Director of Monetta
Trustee since 2001               Director of Finance Sears                        Fund Inc. since 2001.
                                 Roebuck & Company from 1970,
                                 retired November 2001.


Mark F. Ogan (61)                Sr. Vice President & Chief Operating Officer,    Director of Monetta
Trustee since 1993		 Rand McNally & Company, since July 2003;	  Fund Inc. since 1988.
                                 President, DuPage Capital Management, Ltd.,      Director JMI-USA, Inc.
                                 since April 1995.                                and Director Montini
                                                                                  Catholic High School.


Inside ("interested") Trustees

Robert S. Bacarella (54)         Chairman, Chief Executive Officer and President  Director and President of
Trustee and President since 1993 since April 1997;Chairman and Chief Executive    Monetta Fund Inc. since 1985.
                                 Officer of Adviser, 1996 to 1997; President      Wheaton Police Pension Board,
                                 of the Adviser 1984 to 1996; Director of the     1994 to 2001.
                                 Adviser since 1984.




John W. Bakos (56)               Division Placement Manager, Sears                Director of Monetta Fund Inc.
Trustee since 1996               Roebuck & Co., since 1969.                       since 1985






All of the above Trustees were elected by shareholders at the December 3, 2003 Special Meeting of Monetta Trust to hold office until a successor is elected and qualified. Each Trustee oversees the six funds in the Monetta Trust. The address for each director is the Adviser's office.

<Page 42>






Monetta Family of Mutual Funds                               PRESORTED STANDARD
1776-A South Naperville Road                                 U.S. Postage
Suite 100                                                    PAID
Wheaton, IL 60187-8133                                       Monetta








ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics applicable to the Monetta Trust's principal executive officer and principal financial officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-666-3882.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Monetta Trust's Board has designated John L. Guy and Mark F. Ogan, each an independent trustee, as its audit committee financial experts. Mr. Guy is Executive Assistant with Wachovia Corp., Business Banking Group. Previously, he served as President of Heller Small Business Lending Corp. Mr. Ogan is Sr. Vice President and Chief Operating Officer of Rand McNally & Co. Previously, Mr. Ogan served as President of Dupage Capital Management, Ltd.


ITEM 4(a) - (d) PRINCIPAL ACCOUNTANT FEES AND SERVICES


The following table presents aggregate fees billed to the Monetta Trust for the fiscal years ended December 31, 2003, and 2003 by the Monetta Trust's principal accountant for professional services rendered for the audit of the registrant's annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

YEARS ENDED DECEMBER 31,                     2003             2002
- ------------------------------------------------------------------
Audit Fees                           $     32,400     $     41,500

Audit-Related Fees(1)                           0                0

Tax Fees(2)                                21,000           20,748

All Other Fees(3)                               0                0
                                     -----------------------------

Total                                $     53,400     $     62,248
                                     =============================

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under the category of audit fees.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters

(3) All other fees consist of the aggregate fees billed for products and services provided by the registrant's principal accountant other than audit, audit-related, and tax services.

(e)(1) The Monetta Trust's audit committee pre-approves any services to be provided by the auditor to the registrant. In addition, the audit committee considers and approves any non-audit services to be provided.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant's audit committee pursuant to the "de minimis exception" set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) Aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed by the Monetta Trust's principal accountant for services rendered to the Monetta Trust for each of the Monetta Trust's last two fiscal years (2003 and 2002) were $21,000 and $20,748, respectively.

In addition to audit and non-audit fees billed to the Monetta Trust (as reported above) by the principal accountant, the Monetta Fund which is part of the Monetta Family of Funds was billed for services as follows:
audit fees $21,600 and $10,500 for 2003 and 2002 respectively; tax services $6,000 and $5,252 for 2003 and 2002 respectively. No services were provided to the investment adviser by the Trust's principal accountant.

(h) Not applicable.

Item 5.  Not Applicable

Item 6.  Reserved

Item 7.  Not Applicable

Item 8.  Reserved

Item 9.  Controls and Procedures

(a) The Monetta Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Trust has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the Trust has been accumulated and communicated to the Trust's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the Trust's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.